QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2007
Date of Report—(Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-51518 (Commission File Number)	20-2938469 (IRS Employer Identification No.)

787 7th Avenue, 48th Floor
New York, NY 10019
(Address of principal executive offices) (Zip Code)

(212) 554-4300
(Registrant's telephone number)

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On September 26, 2007, Paramount Acquisition Corp. ("Paramount") issued a press release announcing October 1, 2007 as the record date to determine those Paramount stockholders who will be entitled to receive notice of and vote at a special meeting of Paramount's stockholders to be held to consider and vote on the previously announced acquisition of Chem Rx. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release, dated September 26, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.
By:	/s/ J. JAY LOBELL Name: J. Jay Lobell Title: Chief Executive Officer

Dated: September 26, 2007

Exhibit Index

Exhibit No.

99.1	Press Release, dated September 26, 2007.

QuickLinks

SIGNATURES